Oppenheimer Intermediate Municipal Fund
                    Supplement dated April 29, 1998
                to the Prospectus dated January 26, 1998


The Prospectus is amended as follows:

1. The following is added at the end of the paragraph captioned "A Brief Overview of the Fund - What Does the Fund Invest In?" on page 5:

     As a matter of non-fundamental policy, the Fund anticipates that under normal market circumstances (when the financial markets are not in an unstable or volatile period), it will maintain a portfolio duration of more than 4.5 but no more than 8.0. Duration is a volatility measure that differs from maturity. Portfolio duration is explained in "Investment Policies and Strategies - What Does the Duration of the Fund's Portfolio Mean?".

2. The paragraph captioned "A Brief Overview of the Fund - How Risky is the Fund?" on page 6 is deleted and replaced with the following:

     o HOW RISKY IS THE FUND? All investments carry risks to some degree. The Fund's investments in Municipal Securities are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular securities because of an event affecting the issuer, or changes in interest rates. The magnitude of these fluctuations will often be greater for longer-duration debt securities. See "Investment Policies and Strategies - What Does the Duration of the Fund's Portfolio Mean?" These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally more conservative than high yield bond funds, but more risky than money market funds. While the Manager tries to reduce risks by seeking to limit the Fund's duration, by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 12 for a more complete discussion.


                                 -1-                      (CONTINUED)

3. The second paragraph under the caption "Investment Policies and Strategies" on page 11 is deleted and replaced with the following:

          Under normal market conditions, at least 80% of the Fund's total assets will be invested in investment-grade Municipal Securities,with no more than 20% of the Fund's total assets invested in taxable investments. However, for temporary defensive purposes, the Fund may invest up to 100% of its total assets in taxable certificates of deposit and commercial paper and taxable or tax-exempt money market instruments. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell Municipal Securities on a "delayed delivery" basis.

4. The following is inserted immediately preceding the caption "Can the Fund's Investment
Objective and Policies Change?" on page 11:

     o WHAT DOES THE "DURATION" OF THE FUND'S PORTFOLIO MEAN? The Fund anticipates that under normal market conditions, it will maintain a duration of more than 4.5 but not more than 8.0. The Fund measures its portfolio duration on a "dollar-weighted" basis. Duration refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has a duration of 3, a 1% increase in general interest rates would be expected to cause the bond to decline in value by about 3%. Duration is a measure of portfolio volatility, and is one of the basic tools used by the Manager in selecting securities for the Fund's portfolio. The Fund may invest in individual debt securities of any duration.

          HOWEVER, THE CALCULATION OF A BOND'S DURATION (OR THE DURATION OF THE ENTIRE PORTFOLIO OF BONDS, IN THE CASE OF THE FUND) CANNOT BE RELIED ON AS AN EXACT PREDICTION OF FUTURE VOLATILITY. Duration is calculated by using a number of variables, including a bond's coupon interest payments, final maturity and call features and assumptions based on the historical call activity of similar bonds. All other factors being equal, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security. In addition, generally securities of longer duration are subject to greater price fluctuations due to changes in interest rates.



                                 -2-                      (CONTINUED)

5. The second paragraph under "Interest Rate Risk" on page 13 is deleted and replaced with the following:

        Generally, securities of longer duration are subject to greater price fluctuations due to changes in interest rates. There are no restrictions on the duration of individual debt securities in which the Fund may invest. The Fund will seek to invest in Municipal Securities that, in the judgment of the Manager, will provide a high level of current income consistent with the Fund's liquidity requirements and conditions affecting the Municipal Securities market.




April 29, 1998                                                PS0860.008

                                 -3-